================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2003

                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                         1-4304                 75-0725338
(State or other jurisdiction of         (Commission           (I.R.S. Employer
       incorporation)                   File Number)         Identification No.)

6565 N. MACARTHUR BLVD.
    IRVING, TEXAS                                                     75039
(Address of principal                                              (Zip Code)
 executive offices)

       Registrant's telephone number, including area code: (214) 689-4300

                                 NOT APPLICABLE
          (former name or former address, if changed since last report)

================================================================================

ITEM 9.  REGULATION FD DISCLOSURE.

         On October 14, 2003, Commercial Metals Company (the "Company") issued a press release announcing its financial results for the fiscal year ended August 31, 2003. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein (the "Press Release").

         The information in this Item 9, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information included in the Press Release is also being furnished under this Item 12.

         The Press Release contains "non-GAAP financial measures" as defined in
Item 10 of Regulation S-K of the Exchange Act. In the Press Release, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles ("GAAP") in the United States.

         The information in this Item 12, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMERCIAL METALS COMPANY

                              By: /s/ WILLIAM B. LARSON
                                  ---------------------------------------------
                              Name:  William B. Larson
                              Title: Vice President and Chief Financial Officer

Date: October 14, 2003

                                  EXHIBIT INDEX

Exhibit No.                       Description of Exhibit
-----------                -------------------------------------
99.1                       Press Release dated October 14, 2003.